UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York		14620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 271-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 14, 2020, Vaccinex, Inc (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) under which the Company may offer and sell, from time to time, shares of its common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $13,300,000 (the “Shares”) through Jefferies LLC (“Jeffries”) as sales agent pursuant to the Company’s Open Market Sale AgreementSM (the “Sale Agreement”) with Jefferies dated March 27, 2020. A copy of the opinion of Hogan Lovells US LLP relating to the validity of the Shares is attached as Exhibit 5.1 hereto. No amendment to the Sale Agreement was made in connection with the filing of the Prospectus Supplement.

In connection with the filing of the Prospectus Supplement and the offering of the Shares thereunder, on August 14, 2020, the Company ceased its previous offerings under (a) the Company’s prospectus supplement, dated March 27, 2020, related to the offering of up to $11.5 million of shares of Common Stock pursuant to the Sale Agreement, and (b) the Company’s prospectus supplement, dated March 27, 2020, related to the offering of up to $5 million of shares of Common Stock pursuant to the Company’s Purchase Agreement with Keystone Capital Partners, LLC, dated March 27, 2020 (the “Purchase Agreement”). The Purchase Agreement remains in full force and effect, but will not be used unless and until a new prospectus supplement is filed. Since March 31, 2020, the Company has sold 2,219,778 shares of common stock for net proceeds of $8.5 million under the Sale Agreement and 371,743 shares of common stock for net proceeds of $1.5 million under the Purchase Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaccinex, Inc.

Date: August 14, 2020	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer